EXHIBIT 10.1

BY-LAWS

OF

AMERICAN SOFTWARE, INC.

A Georgia Corporation

(Amended and Restated as of November 19, 2007)

ARTICLE I

Seal

Section 1. Seal. The seal of the Corporation shall be in such form as the Board of Directors may from time to time determine. The signature of the Company followed by the word “Seal” enclosed in parentheses or scroll shall be deemed the seal of the Corporation, if affixed by appropriate authority. The seal may be affixed by the Secretary, or Assistant Secretary, or such other person or persons as may be designated by the Board of Directors.

ARTICLE II

Fiscal Year

Section 1. Fiscal Year. The fiscal year of the Corporation shall be fixed, and may be changed from time to time, by the Board of Directors.

ARTICLE III

Meetings of Shareholders

Section 1. Annual Meeting. The Annual Meeting shall be held on a date selected by the Board of Directors within 120 days following the end of the Corporation’s fiscal year, provided that if such meeting shall not be held at the appropriate time, such meeting may be called, without statement of purpose, in accordance with the provisions for calling a special meeting. The notice of such specially called meeting shall state that it is to be held in lieu of the omitted meeting. At the Annual Meeting, the shareholders shall elect a Board of Directors and transact other business.

Section 2. Special Meetings. Special meetings of the shareholders may be held whenever and wherever called by a majority of, the incumbent Directors, or by shareholders owning not less than 25% of the outstanding voting shares.

Section 3. Notice of Meetings. Written notice of each shareholders meeting stating the place, day and hour of the meeting, and in the case of a special meeting, the purpose or purposes of the meeting shall be given by the Secretary of the Corporation, or by persons authorized to call the meeting, to each shareholder of record entitled to vote at the meeting. Such notice shall be delivered not less than ten nor more than fifty days before the date of the meeting, either in hand, by telegram, or by first class mail. If mailed, such notice shall be deemed to be delivered when deposited in the United States mail with first class postage thereon prepaid, addressed to the shareholder at his address as it appears on the stock transfer books of the Corporation.

Section 4. Place of Meetings. Meetings of the shareholders may be held at any place selected by the persons authorized to call the meeting either within or without the state of incorporation.

Section 5. Record Dates and Closing of Transfer Books. The Board of Directors may fix the time, not exceeding fifty days preceding the date of any meeting of shareholders, any dividend payment date, or any date for the allotment of rights, during which the books of the Corporation shall be closed against the transfer of shares. If such books shall be closed for the purpose of determining shareholders entitled to notice of or to vote at a meeting of shareholders, such books shall be closed for at least ten days immediately preceding such meeting. In lieu of closing the share transfer books as aforesaid, the Board of Directors may fix, in advance, a date as the record date for the determination of shareholders, such date in any case to be not more than fifty days and, in case of a meeting of shareholders, no less than ten days prior to the date on which the particular action, requiring such determination of shareholders, is to be taken; and only shareholders of record on such date shall be entitled to notice of and to vote at such meeting or to receive such dividend or rights, as the case may be. If neither of the above two methods is utilized, then the date on which the notice is mailed (or on which the resolution of the Board of Directors declaring the dividend is adopted) shall be the record date.

Section 6. Quorum. At all meetings of shareholders, one-third of the voting stock issued and outstanding, present in person or by proxy, shall constitute a quorum for all purposes except as otherwise required by law. When a quorum is once present to organize a meeting, the shareholders present may continue to do business at the meeting, or at any adjournment thereof, notwithstanding the withdrawal of shareholders so as to leave less than a quorum present. A majority of the voting shares represented at a meeting, whether or not a quorum is present, may adjourn such meeting from time to time, without further notice than announcement at such meeting. The vote of a majority of the shares to vote at any meeting, as represented in person or by proxy, shall determine any action taken, except as otherwise provided in the Articles of Incorporation, by these by-laws, or by law.

Section 7. Voting and Inspectors. Each outstanding share of Common Stock shall be entitled to vote in accordance with the provisions for voting, from time to time, included in the Articles of Incorporation. In determining the quantity of Stock required by law, by the Articles, or by these By-Laws, to be represented for any purpose, or the outcome of any voting of shareholders, the quantity of shares represented or voted shall be weighted in accordance with the provisions of the Articles, and issues shall be determined by classes when required by the Articles. Treasury shares shall not be voted. At any meeting at which Directors are to be elected, the Board of Directors, or the presiding officer at the meeting, may, and upon the request of the holders of 20% of the shares entitled to vote at such meetings shall, appoint three Inspectors of Election who shall execute faithfully the duties of Inspector at such meeting, with strict impartiality and according to the best of their ability, and shall, after any vote taken at such meeting, make a Certificate of the result thereof. No candidate for the office of Director shall be appointed such Inspector. The Board of Directors may make reasonable rules and regulations for the conduct of any meeting.

Section 8. Proxies and Voting. At every meeting of the shareholders, all proxies shall be received and taken in charge, and all ballots shall be received and canvassed by the Secretary of the meeting, who shall decide all questions relating to the qualification of voters, the validity of proxies, and the acceptance or rejection of votes, except that where inspectors of election have been appointed as provided in the preceding Section, the duties set forth herein shall be performed by such inspectors. Any voting shareholder may be represented, and may vote, at any regular or special meeting by proxy authorized in writing, signed by the shareholder and filed with the Secretary of the meeting at or before the holding of such meeting. No proxy shall be valid after the expiration of eleven months from the date thereof, unless otherwise specifically provided in the proxy.

ARTICLE IV

The Board of Directors

Section 1. Number and Tenure of Office. The business and affairs of the Corporation shall be conducted and managed by the Board of Directors, consisting of not less than three nor more than eleven Directors. Each Director shall hold office until the Annual Meeting of shareholders next succeeding his election or until his successor is duly elected and qualified, unless he is removed from office or unless his resignation is accepted by a majority of the remaining Directors. A Director may be removed, without assignment of cause, by vote of a majority of the class or classes of shares entitled to vote at an election of such Director. Directors need not be shareholders.

Section 2. Vacancies. Except as provided in the Articles of Incorporation, any vacancy in the Board of Directors, regardless of cause, may be filled by a majority vote of the remaining Directors, and the successor Director shall hold office until the next meeting of shareholders.

Section 3. Increase or Decrease in Number of Directors. Except as provided in the Articles of Incorporation, the Board of Directors, by a vote of a majority of the entire Board, may increase the number of Directors to a number not exceeding eleven, and may decrease the number of Directors to a number not less than three, and may fill any vacancy created by an increase in the number of Directors. A decrease in the number of Directors, as provided for herein, shall not result in the removal of any Director then incumbent, nor shall such reduction in number reduce the tenure of any incumbent Director.

Section 4. Place of Meeting. The Directors may hold the meetings of the Board within or without the State of Georgia as they may from time to time by resolution determine, or as shall be specified or fixed in the respective notices or waivers of notice thereof.

Section 5. Regular Meetings. Regular meetings of the Board of Directors shall be held at such time and on such notice, if any, as the Directors may from time to time determine. The Annual Meeting of the Board of Directors shall be held as soon as practicable after the Annual Meeting of shareholders for the election of Directors, and may be without any notice to members of the Board, if convened at the place of the Annual Meeting of shareholders, on the same or the next business day.

Section 6. Special Meetings. Special meetings of the Board of Directors may be held from time to time upon call of the Executive Committee, or by any two of the incumbent Directors, by oral or telegraphic or written notice to each Director not less than two days before such meeting.

Section 7. Quorum. A majority of the incumbent members of the Board of Directors shall constitute a quorum for the transaction of business, provided that a quorum shall in no case be less than two Directors. If at any meeting of the Board there shall be less than a quorum present, a majority of those present may adjourn the meeting from time to time, without notice, other than an announcement at the meeting, until the quorum shall be present. The action of a majority of the Directors present at any meeting at which there is a quorum shall determine any action taken by the Directors except as may be otherwise specifically provided by statute, by the Articles of Incorporation, by these by-laws, or by any contract or agreement to which the Corporation is a party.

Section 8. Executive Committee. There shall be an Executive Committee of the Board of Directors, consisting of not less than two Directors, including the Chairman and the President. Other members of the Committee may be elected from time to time by the Board of Directors. The Committee may, by resolution, fix its own rules of procedure, including provision for any notice of its meetings. The Executive Committee shall have all of the executive authority of the Corporation, and unless limited by action of the Board of Directors, the Executive Committee may exercise the powers of the Board of Directors between meetings of the Board. All actions of the Executive Committee on behalf of the Board shall be reported to the Board of Directors at its meeting next succeeding such action.

Section 9. Other Committees. The Board of Directors, by a majority vote of the entire Board, may create and appoint other committees which shall in each case consist of such number of members (not less than two) and shall have and may exercise, to the extent permitted by law, such powers, as the Board may determine in the resolution appointing such committee. A majority of all members of any such committee shall determine its action, and fix the time and place of its meetings, unless the Board of Directors shall otherwise provide. The Board of Directors shall have power at any time to change the members and, to the extent permitted by law, the powers of any such committee, to fill vacancies and to discharge any such committee.

Section 10. Compensation. Directors shall be entitled to receive such compensation from the Corporation for their services as may from time to time be voted by the Board of Directors.

Section 11. Indemnity.

(a) Right to Indemnification. The Corporation shall have power to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (hereinafter a “proceeding”) (other than an action by or in the right of the Corporation) by reason of the fact that he is or was a Director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a Director, officer, employee or agent of another entity, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not of itself create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interest of the Corporation and, with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was unlawful.

The Corporation shall have power to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed proceeding by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that he is or was a Director, officer, employee or agent of the Corporation, or is or was serving at the request of the corporation as a Director, officer, employee or agent of another entity, against expenses (including attorneys’ fees) actually and reasonably incurred by him in connection with the defense or settlement of such proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation; except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the Corporation, unless and only to the extent that the court in which such proceeding was brought shall determine upon application that, despite the adjudication of liability but in view of all circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which such court shall deem proper.

To the extent that a Director or officer of the Corporation has been successful on the merits or otherwise in defense of any proceeding, or in defense of any claim, issue or matter therein, he shall be indemnified against expenses (including attorneys’ fees) actually and reasonably incurred by him in connection therewith.

(b) Determination that Indemnification is Proper. Any indemnification under this Section (unless ordered by a court) shall be made by the Corporation only as authorized in the specific case upon a determination that indemnification is proper in the circumstances because the individual has met the applicable standard of conduct set forth in subsection (a). Such determination shall be made (1) by the members of the Board of Directors who were not parties to such proceeding, or (2) if such a quorum is not obtainable or, even if obtainable, a quorum of disinterested Directors so directs, by independent legal counsel in a written opinion, or (3) by the shareholders.

(c) Advances. Expenses incurred in defending a proceeding shall be paid by the Corporation in advance of the final disposition of such proceeding upon receipt of an undertaking by or on behalf of the Director or officer of the Corporation to repay such amount if it shall ultimately be determined that he is not entitled to be indemnified by the Corporation as authorized in this Section. Such undertaking shall be an unlimited, unsecured general obligation of the Director or officer and shall be accepted without reference to his ability to make repayment.

(d) Insurance. The Corporation shall have the power to purchase and maintain insurance on behalf of any person who is or was a Director or officer of the Corporation, or is or was serving at the request of the Corporation as Director, officer, employee or agent of another entity, against any liability asserted against him and incurred by him in any such capacity or arising out of his status as such, whether or not the Corporation would have the power to indemnify him against such liability under the provisions of this Section.

(e) Non-Exclusivity of Rights. The indemnification provided by this Section shall not be deemed exclusive of any other rights to which those indemnified may be entitled under any by-law, agreement, vote of shareholders or disinterested Directors or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a Director or officer and shall inure to the benefit of the heirs, executors and administrators of such a person.

(f) Severability. If any provision of this Section or its application to any person or circumstance is held invalid by a court of competent jurisdiction, the invalidity shall not affect other provisions or applications of this Section, and to this end the provisions of this Section are severable.

Section 12. Chairman of the Board. There shall be a Chairman of the Board of Directors, who shall be chosen by, and serve at the pleasure of, the Board of Directors. The Chairman of the Board shall preside at meetings of the Board of Directors and shall perform such other duties on behalf of the Board as the Board may direct. The compensation of the Chairman of the Board shall be set by the Board of Directors.

ARTICLE V

Officers

Section 1. Officers. The Executive Officers of the Corporation shall be chosen by the Board of Directors as soon as may be practicable after the Annual Meeting of shareholders. The Executive Officers shall include a Chairman, a President, one or more Vice Presidents, a Secretary and a Treasurer. The Board of Directors may designate one Chief Executive Officer or two or more Co-Chief Executive Officers of the Corporation. The Board of Directors may name and provide for the selection of such other officers and assistant officers having such authority as the Board may from time to time provide.

Section 2. Chairman. The Chairman shall have general and active executive management of the Corporation, shall be responsible for the operation and administration of the Corporation, and shall have such other authority and perform such other duties as shall be assigned to him by the Board of Directors. He may preside at shareholders’ meetings, and at meetings of the Board of Directors, and except as provided by law, by the Articles of Incorporation, by the By-Laws, or by resolution of the Board of Directors, may institute or defend legal proceedings and employ counsel with respect thereto, and prescribe the duties of all other officers of the Corporation.

Section 3. President. The President shall have general and active executive management of the Corporation, shall be responsible for the operation and administration of the Corporation, and shall have such other authority and perform such other duties as shall be assigned to him by the Board of Directors. He may preside at shareholders’ meetings, and at meetings of the Board of Directors, and except as provided by law, by the Articles of Incorporation, by the By-Laws, or by resolution of the Board of Directors, may institute or defend legal proceedings and employ counsel with respect thereto, and prescribe the duties of all other officers of the Corporation.

Section 4. Vice President. A Vice President, if elected, shall have such authority and perform such duties as shall be assigned to him by the Board of Directors, and may be authorized, in the absence or disability of the President, to perform the duties and exercise the powers of the President.

Section 5. Secretary. The Secretary shall keep the corporate records, the corporate seal, give due notice of meetings of stockholders and Directors, and perform such other duties as ‘shall be assigned to him by the Board of Directors.

Section 6. Treasurer. The Treasurer shall have custody of the funds of the Corporation, which shall be kept in such banks or depositories as the Board may designate. He shall keep full and accurate records or receipts and disbursements and perform all other duties pertaining to the office as may be assigned to him by the Board of Directors.

Section 7. Salary. The Board of Directors shall fix the salaries of the Executive Officers of the Corporation. The salaries of other agents and employees of the Corporation may be fixed by the Board of Directors, or by the officer employing such agent or employee.

ARTICLE VI

Capital Shares

Section 1. Certificates of Shares. The interest of each shareholder of the Corporation, upon payment in full for his shares, shall be evidenced by certificates for shares in such form as the Board of Directors may from time to time prescribe; provided, however, that the Board of Directors may by resolution provide that some or all of any or all classes or series of the Corporation’s shares shall be uncertificated shares. All references to share certificates in these By-Laws shall apply if and only to the extent that the Board of Directors has not provided for uncertificated shares. No certificate shall be valid unless it is signed by the President or a Vice President and countersigned by the Secretary or an Assistant Secretary or the Treasurer or an Assistant Treasurer of the Corporation and sealed with its seal. The signatures may be either manual or facsimile signatures and the seal may be either facsimile or any other form of seal. In case any officer who has signed any certificate ceases to be an officer of the Corporation before the certificate is issued, the certificate may nevertheless be issued by the Corporation with the same effect as if the officer had not ceased to be such officer as of the date of its issue.

Section 2. Transfer of Shares. Shares of the Corporation shall be transferable on the books of the Corporation by the holder thereof in person or by his duly authorized attorney or legal representative, upon surrender and cancellation of certificates for the same number of shares of the same class, duly endorsed or accompanied by proper instruments of assignment and transfer, with such proof of the authenticity of the signature as the Corporation or its agents may reasonably require.

Section 3. Lost, Stolen or Destroyed Certificates. The Board of Directors or the Executive Committee may determine the conditions upon which a new share certificate of the Corporation of any class may be issued in place of a certificate which is alleged to have been lost, stolen or destroyed; and may, in their discretion, require the owner of such certificate or his legal representative to give bond, with sufficient surety to the Corporation and the Transfer Agent, if any, to indemnify it and such Transfer Agent against any and all loss or claims which may arise by reason of the issue of a new certificate in the place of the one so lost, stolen or destroyed. The Board shall have power to determine what constitutes sufficient indemnity as to any lost certificate.

ARTICLE VII

Execution of Documents

The Board of Directors may, by a proper resolution, provide for the method of signing checks, notes, drafts, bills of exchange or other instruments for the payment of money; for the transfer and sale of property; for the endorsement and registration of securities; for the assumption of liabilities; for the voting of stock held in other corporations; and for the execution of all other legal documents.

ARTICLE VIII

Waiver of Notice, Approval and Consent

Any notice required by these by-laws, or by law, to be given to any stockholder, officer or Director, may be waived in writing, either before or after the event to which it relates, and shall be deemed waived with respect to any meeting, along with any objections to the time or place of such meeting, by appearance at such meeting, except when such person attends a meeting solely for the purpose of stating, at the beginning of the meeting, any objection to the transaction of business. Written approval of the minutes of any meeting, either before or after the meeting shall be deemed waiver of notice of such meeting, and shall be deemed an appearance at such meeting.

Any action to be taken, or any action that may be taken, at a meeting of Directors, or of any Committee thereof, or of the shareholders of the Corporation, may be taken without a meeting if a consent in writing setting forth the action so taken shall be signed by all of the persons entitled to vote with respect to the subject matter thereof.

ARTICLE IX

Amendment of By-Laws

These by-laws may be amended, added to or repealed by a majority of shareholders, or by a majority vote of the entire Board of Directors, but any such action by the Board of Directors shall be reported to the shareholders in the notice of the next meeting of shareholders.

ARTICLE X

Branch Offices - Books and Records

Section 1. Branch Offices. The Corporation shall have power to have an office or offices and, subject to the provisions of the laws of the State of Georgia, to keep the books of the Corporation outside of said State, at such places as may from time to time be designated by the Board of Directors.

Section 2. Books and Records. The Board of Directors shall have power to determine which accounts and books of the Corporation, if any, shall be open to the inspection of shareholders, except such as may by law be specifically open to inspection, and shall have power to fix reasonable rules and regulations not in conflict with the applicable law for the inspection of accounts and books which by law or by determination of the Board of Directors shall be open to inspection.

ARTICLE XI

In the event that any provisions of these By-Laws shall be found to be in conflict with any provision of the Articles of Incorporation, the provisions of the Articles of Incorporation shall be deemed to prevail.